UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 24, 2010

No Show, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-52961	20-3356659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification Employer No.)

36 Lombard Street, Suite 700, Toronto, Ontario, M5C 2X3
(Address of principal executive offices)

Registrant’s telephone number, including area code	416-941-9069

55 Avenue Road, Suite 2930, Toronto, Ontario M53 3L2 Canada
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry Into a Material Definitive Agreement

On July 24, 2010, No Show, Inc. (the “Company”) entered into a Stock Redemption Agreement (the “Agreement”) with Helen Keser, a member of its Board of Directors and its principal executive officer and principal financial officer, pursuant to which it redeemed 9,000,000 shares of the Company’s common stock held by Mrs. Keser for $5,000.00.  The Agreement was conditioned on Mrs. Keser’s resignation as an officer and director of the Company and required her to provide the Company with a release and indemnification.  The Agreement contains representations and warranties and other closing conditions customary to such transactions.  One day prior to the date of the Agreement, the Company entered into a Securities Purchase Agreement with 2251442 Ontario Inc. (“Ontario”), pursuant to which it issued 9,000,000 new shares of its common stock to Ontario for $5,000.00.  This $5,000.00 was used to pay Mrs. Keser for her shares under the Agreement.  The foregoing description of the Agreement is qualified by reference to the full text of the document, which is filed as an exhibit to this report.

Item 5.01                      Changes in Control of Registrant.

As a result of the redemption transaction described in Item 1.01 above (which description is incorporated herein by reference), 2251442 Ontario Inc. (“Ontario”), which owned 9,000,000 shares of the Company’s common stock prior to the redemption transaction, now owns 59.8%, of the Company’s 15,050,000 currently outstanding shares of common stock.

Because the Company is a shell company, it is required by Section (a)(8) of Item 5.01 to provide the information required by Form 10 under the Securities Exchange Act of 1934.  The information required by Items 1, 1A, 2, 8, 9, and 15 of Form 10 are incorporated by reference to the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2009 and filed on October 28, 2009.  The information required by Item 10 is incorporated by reference to the Company’s Current Report on Form 8-K filed on July 23, 2010.  The information required by Items 11 and 12 of Form 10 are incorporated by reference to the Registrant’s Registration Statement on Form SB-2 declared effective on December 6, 2007.  The information required by Item 13 of Form 10 is incorporated by reference to the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2009 and filed on October 28, 2009, and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2010 and filed on July 22, 2010.  The information required by Item 14 of Form 10 is incorporated by reference to the Company’s Current Report on Form 8-K dated August 7, 2009 and filed in August 10, 2009, as amended by Amendment No. 1 thereto on Form 8-K/A filed on September 3, 2009 and Amendment No. 2 thereto on Form 8-K/A filed on September 9, 2009.

In response to Item 3 of Form 10, the corporate headquarters are now located at 36 Lombard Street, Suite 700, Toronto, Ontario, M5C 2X3.  There is no charge to the Company for the space.  The officers will not seek reimbursement for past office expenses.

In response to Item 4 of Form 10, the following table sets forth certain information, as of July 28, 2010, concerning shares of common stock of the Registrant, the only class of its securities that is issued and outstanding, held by (1) each shareholder known by the Registrant to own beneficially more than five percent of the common stock, (2) each director of the Registrant,

(3) each executive officer of the Company, and (4) all directors and executive officers of the Registrant as a group:

Name of beneficial owner	Amount and nature of beneficial ownership	Percent of class(3)
2251442 Ontario Inc. 36 Lombard Street, Suite 700 Toronto, Ontario M5C 2X3	9,000,000	59.8%
Raniero Corsini (1)	9,000,000	59.8%
Martin Doane (2)	—	—
Officers and Directors as a group (2 people)	9,000,000	59.8%

(1)
Represents shares held in the name of 2251442 Ontario Inc., for which Raniero Corsini is the sole shareholder.  Raniero Corsini is President, Treasurer, and a Director of the Company.  Mr. Corsini’s business address is the Company’s address.

(2)
Martin Doane is not affiliated with and has no equity interest in 2251442 Ontario Inc. and disclaims any beneficial interest in the shares of the Company’s common stock owned by 2251442 Ontario Inc. Martin Doane is Vice President, Secretary, and a Director of the Company.

(3)	Percentage based on 15,050,000 shares of common stock outstanding on July 28, 2010.

In response to Item 5 of Form 10, the names, ages and positions of the Company's directors and executive officers are as follows:

Name	Age	Position
Raniero Corsini (1)	47	Chairman, President & Treasurer
Martin Doane (2)	46	Director, Vice President & Secretary

(1)	Raniero Corsini is President, Treasurer, and a Director of the Company.
(2)	Martin Doane is Vice President, Secretary, and a Director of the Company.

In response to Item 6 of Form 10, none of the executive officers or directors of the Company receives any fee, salary or commission for their service to the Company.

In response to Item 7 of Form 10, there have been no transactions which would require reporting under Section 404 of Regulation S-K and neither member of the Board of Directors is independent under the independence standards of the NASDAQ Stock Market, which standards were adopted solely for purposes of making the determination of independence.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2010, Helen Keser resigned from all positions with the Company, including as a member of its Board of Directors and as its principal executive and principal financial officer and Antonio Turgeon resigned from all positions with the Company, including as a member of its Board of Directors.  Following the resignation of Ms. Keser and Mr. Turgeon, the Company’s Board of Directors appointed Raniero Corsini, a director, as the Company’s President and Treasurer and Martin Doane, a director, as the Company’s Vice President and Secretary.  Mr. Corsini is 47 and has not previously served as an officer of the Company.  Mr. Doane is 46 and has not previously served as an officer of the Company.

Biography of Raniero Corsini, Chairman, President & Treasurer

From 2001 to 2009, Mr. Corsini served as Senior Vice President of Global Business Development and Structured Products at Sentry Select Capital Corp., a Canadian wealth management company that offers a range of investment products including closed-end investment funds, mutual funds, principal-protected notes and flow-through limited partnerships, covering a variety of domestic and global mandates.  From 1998 to 2001, he served as Managing Director of Business Development and National Sales at Strategic Value Corp., a Canadian-based global asset management company.  From 1993 to 1998, he served as Vice President of Sales at BPI Capital Corp., a Canadian-based asset management company, which was acquired by CI Mutual Funds in or around 2001.  Mr. Corsini received a Bachelors of Business Administration from the United States International University in San Diego, CA and London, UK.

Biography of Martin Doane, Director, Vice President & Secretary

In 2006, Martin Doane founded Ubequity Capital Partners, Inc., an international merchant and investment bank based in Toronto, Canada, and currently serves as its President and CEO.  From 2004 to 2009 he also served as the CEO of Silverback Media PLC, which he grew in less than 3 years from an idea to a multi-national mobile solutions group, with a revenue base of $25 million and 100+ employees. His industry and legal endeavors have supplied him with a deep, global network of professionals, entrepreneurs, and capital sources on which to draw for Ubequity's business.  Mr. Doane is a graduate of the University of Western Ontario and Osgoode Hall Law School.

Item 9.01.                      Financial Statements and Exhibits

The following Exhibits are filed pursuant to Item 9 of this Report:
Exhibit No.	Description
10.2	Stock Redemption Agreement between the Company and Helen Keser, dated as of July 24, 2010. Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 28, 2010

NO SHOW, INC

By:	/s/ Raniero Corsini
Raniero Corsini
President